Exhibit 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                            THE PERIOD ENDED 12/28/02

IN RE:
                                     CASE NO:          01-44007 THROUGH 10-44015
                                                       -------------------------
                                     Chapter 11
Phar-Mor, Inc                        Judge:                   Judge Bodoh
----------------                                       -------------------------


As debtor-in-possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

                     Summary of Cash & Debt Activity                     Page 2
     ------------
                     Weekly Cash Summary                                 Page 3
     ------------
                     Accounts Receivable Rollforward                     Page 4
     ------------
                     Accounts Payable Rollforward                        Page 5
     ------------
                     Officer & Director Pay                              Page 6
     ------------
                     Closed Bank Accounts                                Page 7
     ------------
                     Balance Sheet                                       Page 8
     ------------

and they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2) That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

3) That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases are current.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.


Dated:      01/08/03                           /s/ Martin S. Seekely
        ------------------------             -----------------------------------
                                               Debtor-in-Possession


                                                Vice President and Chief
                                                   Financial Officer
                                             -----------------------------------
                                               Title

                                                330-740-2920
                                             -----------------------------------
                                                Phone



Phar-Mor, Inc
Lead Schedule(1)(2)

Summary of Cash and Debt Activity

                                                                 4-Weeks Ended
                                                                    12/28/02

                                                              ---------------------
Cash Summary (3) (4)

Beginning Cash Balance                                                $ 56,019,165

+ Total Receipts                                                       $ 3,627,652
- Total Disbursements                                                    1,205,764
                                                              ---------------------
                   Net Cash Activity                                   $ 2,421,888

Cash Balance before Debt                                              $ 58,441,053
Net Fleet Activity                                                               -
                                                              ---------------------
                 Ending Cash Balance                                  $ 58,441,053

Fleet Retail Finance Debt Activity Summary (4)
Beginning Revolver Balance                                                     $ -
+/- Total Facility Activity (5)                                                  -
                                                              ---------------------
             Ending Revolver Balance                                           $ -

Attached Schedules
Schedule Name                                                         Page
Schedule A - Weekly Cash Summary                                       3
Schedule B - Accounts Receivable Rollforward                           4
Schedule C - Accounts Payable Rollforward                              5
Schedule D - Officer and Director Pay                                  6
Schedule E - Closed Bank Accounts                                      7
Schedule F - Balance Sheet                                             8

(1) The Operating Report covers the period of December 1, 2002 through
December 28,2002(end of fiscal December) unless otherwise noted
(2) All information in this monthly operating report includes all filing entities of Phar-Mor, Inc. Separate information is not available as financial information and cash activity is commingled among all filing entities.
(3) All cash information within the Operating Report excludes cash balances at stores, cash in transit from stores, cash balances in store depository accounts, or outstanding checks
(4) See Schedule A (Pg 3) for the weekly detail of cash and debt activity summarized on this page
(5) Includes borrowings, pay-downs, changes in letter of credit balances, and fees and adjustments made by Fleet

                                                                          December Cash Activity
                                             12/7/02           12/14/02           12/21/02          12/28/02            Total
                                        --------------------------------------------------------------------------------------------
Operating Cash Activity
+ Cash Receipts                                  $ -               $ -                $ -               $ -               $ -
+ Credit/Debit Card Receipts                       -                                                                        -
+ AR & 3rd Party Receipts                          427,425           367,843            207,821           125,928         1,129,017
+ Other Receipts (2)                               148,456            14,938          2,320,254            14,987         2,498,635
                                        --------------------------------------------------------------------------------------------
                      Total Receipts             $ 575,881         $ 382,781        $ 2,528,075         $ 140,915       $ 3,627,652

- AP & Vendor Payments                           $ 131,751         $ 135,199          $ 574,576          $ 69,759         $ 911,285
- Non-Merchandise Payments                          62,489            25,084             54,217            43,531           185,321
- Total Payroll                                     24,178            36,663             24,182            24,135           109,158
                                        --------------------------------------------------------------------------------------------
                 Total Disbursements             $ 218,418         $ 196,946          $ 652,975         $ 137,425       $ 1,205,764

                                        --------------------------------------------------------------------------------------------
Net Operating Cash Activity                      $ 357,463         $ 185,835        $ 1,875,100           $ 3,490       $ 2,421,888
                                        --------------------------------------------------------------------------------------------

Pre-Debt Cash Summary
Beginning Cash Balance                        $ 56,019,165      $ 56,376,628       $ 56,562,463      $ 58,437,563      $ 56,019,165
+/- Net Cash Activity                              357,463           185,835          1,875,100             3,490         2,421,888
                                        --------------------------------------------------------------------------------------------
            Cash Balance before Debt          $ 56,376,628      $ 56,562,463       $ 58,437,563      $ 58,441,053      $ 58,441,053

Fleet Activity
+ Weekly Borrowings                                    $ -               $ -                $ -                                 $ -
- Weekly Paydown                                         -                 -                  -                                   -
                                        --------------------------------------------------------------------------------------------
                  Net Fleet Activity                   $ -               $ -                $ -               $ -               $ -

                                        --------------------------------------------------------------------------------------------
Cash Balance After Debt                       $ 56,376,628      $ 56,562,463       $ 58,437,563      $ 58,441,053      $ 58,441,053
                                        --------------------------------------------------------------------------------------------

Summary of Outstanding Debt
Beginning Revolver Balance (3)                         $ -               $ -                $ -               $ -               $ -
+/- Net Fleet Activity                                   -                 -                  -                 -                 -
+/- Fleet Fees & Adjustments                             -                 -                  -                 -                 -
+/- Changes in LOCs                                      -                 -                  -                 -                 -
                                        --------------------------------------------------------------------------------------------
          Ending Revolver Balance (3)                  $ -               $ -                $ -               $ -               $ -

(1) Based on the timing of checks clearing (no float)
(2) Includes proceeds received from asset sales (inventory, scripts files)

Phar-Mor, Inc
Schedule B-Accounts Receivable Rollforward(1)

                                                                         4-Weeks Ended
                                                                            12/28/02
                                                               ----------------------------------
Rollforward


Beginning Balance as of 12/01/2002                                     $ 198,054

+ Sales on Account                                                           $ -
- Collections/Adjustments                                                 19,181
                                                               ------------------
             Net Change in Receivables                                  $ 19,181

Ending Receivables Balance                                             $ 217,235


Ending Balance Aging
                                                                    Balance        % of Total
                                                               ----------------------------------
0-30 Days                                                               $ (7,751)          -3.6%
31-60 Days                                                                    78            0.0%
61-90 Days                                                                     -            0.0%
Over 90 Days                                                             224,908          103.5%
                                                               ----------------------------------
                                 Total                                 $ 217,235          100.0%





(1) Accounts receivables relate to pharmacy 3rd party amounts owed and amounts owed from credit card companies




Phar-Mor, Inc
Schedule C-Accounts Payable Rollforward


                                                             4-Weeks Ended
                                                               12/28/02
                                                   ----------------------------------
Rollforward


Beginning Balance as of 12/01/02 (1)                    $ (6,241,308)

+ New Credit                                               $ 784,106
- Checks Cut                                              (1,151,245)
- Payments Received from Vendors                             649,558
                                                   ------------------
                Net Change in Payables                     $ 282,419

Ending Payables Balance (2)                             $ (5,958,889)


Ending Balance Aging
                                                        Balance        % of Total
                                                   ----------------------------------
0-30 Days                                                  $ 245,070           -4.1%
31-60 Days                                                   252,813           -4.2%
61-90 Days                                                    58,674           -1.0%
Over 90 Days                                              (6,515,446)         109.3%
                                                   ----------------------------------
                                 Total                  $ (5,958,889)         100.0%



(1) Payables balance is zero on petition date per the automatic stay provision
(2) Debit balance is the result of "cash in advance" terms and deposits paid to vendors during the Operating Report period

Phar-Mor, Inc
Schedule D-Officer and Director Pay

                                      12/7/02           12/14/02          12/21/02           12/28/02            Total
                             -------------------------------------------------------------------------------------------

Non-Officer                           $ 15,415          $ 27,900          $ 15,419           $ 15,372          $ 74,106
Officers                                 8,763             8,763             8,763              8,763            35,052
                             -------------------------------------------------------------------------------------------
Total Payroll                         $ 24,178          $ 36,663          $ 24,182           $ 24,135         $ 109,158




Phar-Mor, Inc
Schedule E-Closed Bank Accounts

Financial Institution       Entity                          Account Name                    Account Number           Date

Fleet                       Phar-Mor, Inc. LLC              Operating account               009822-8706              12/15/02
PNC Bank                    Phar-Mor, Inc. LLC              Workers Compensation Tamco      0002152120               12/18/02
PNC Bank                    Phar-Mor, Inc. LLC              Workers Compensation Phar-Mor   0002152462               12/18/02
PNC Bank                    Phar-Mor of Delaware            Moorestown 601                  1004404509               12/18/02
Bank One                    Phar-Mor Inc                    Funding Account                 626746069                12/18/02
Bank One                    Phar-Mor of Wisconsin           Phar-Mor of Wisconsin           800244090                12/18/02
Bank One                    Phar-Mor of Virginia Inc        Phar-Mor 301                    616853925                12/18/02
First Union                 Phar-Mor, Inc. LLC              Phar-Mor 21                     2000010970911            12/18/02
First Union                 Phar-Mor, Inc. LLC              Phar-Mor 43                     2010000186488            12/18/02
First Union                 Phar-Mor, Inc. LLC              Phar-Mor 44                     2010000186006            12/18/02

Phar-Mor, Inc
Schedule F-Balance Sheet



PHAR-MOR, INC. AND SUBSIDIARIES (DEBTOR-IN-POSSESSION)
CONSOLIDATED STATEMENT OF NET LIABILITIES IN LIQUIDATION (LIQUIDATION BASIS)
(in thousands)
                                                                                            As of
                                                                                          12/28/2002
ASSETS
Cash and cash equivalents                                                                        58,448
Accounts receivable - net                                                                         1,352
Prepaid expenses                                                                                    630
Other assets                                                                                      3,135
                                                                                       -----------------

Total assets                                                                                     63,565

 LIABILITIES
Liabilities subject to compromise - unsecured claims                                            181,493
Liabilities subject to compromise - priority and administrative claims                           20,300
Accounts payable                                                                                  1,047
Accrued expenses                                                                                  7,032
Reserve for estimated costs during the liquidation                                                2,371
Self insurance reserves                                                                           1,611
                                                                                       -----------------

Total liabilities                                                                               213,854
                                                                                       -----------------

Net liabilities in liquidation                                                                  150,289
                                                                                       =================